STATEMENT OF INVESTMENTS
BNY Mellon Short Term Income Fund

April 30, 2023 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2%
Aerospace & Defense - .7%
Rolls-Royce PLC, Gtd. Notes		5.75	10/15/2027	220,000	[b]	219,789
The Boeing Company, Sr. Unscd. Notes		2.20	2/4/2026	550,000		511,467
TransDigm, Inc., Sr. Scd. Notes		6.75	8/15/2028	52,000	[b]	52,873
					784,129
Agriculture - .3%
Philip Morris International, Inc., Sr. Unscd. Notes		0.88	5/1/2026	350,000	[c]	315,774
Asset-Backed Certificates - 7.8%
Amur Equipment Finance Receivables XI LLC, Ser. 2022-2A, Cl. A2		5.30	6/21/2028	97,056	[b]	96,566
CF Hippolyta Issuer LLC, Ser. 2020-1, Cl. A1		1.69	7/15/2060	346,289	[b]	314,597
CF Hippolyta Issuer LLC, Ser. 2021-1A, Cl. A1		1.53	3/15/2061	259,173	[b]	228,272
CLI Funding VI LLC, Ser. 2020-1A, Cl. A		2.08	9/18/2045	135,651	[b]	120,513
CLI Funding VI LLC, Ser. 2020-3A, Cl. A		2.07	10/18/2045	229,667	[b]	204,814
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	245,766	[b]	174,608
DataBank Issuer, Ser. 2021-1A, Cl. A2		2.06	2/27/2051	300,000	[b]	267,205
DataBank Issuer, Ser. 2021-2A, CI. A2		2.40	10/25/2051	350,000	[b]	307,829
DataBank Issuer, Ser. 2023-1A, Cl. A2		5.12	2/25/2053	270,000	[b]	262,592
Dell Equipment Finance Trust, Ser. 2023-1, Cl. A3		5.65	9/22/2028	310,000	[b]	314,527
Domino's Pizza Master Issuer LLC, Ser. 2021-1A, Cl. A2I		2.66	4/25/2051	220,500	[b]	191,099
Flexential Issuer, Ser. 2021-1A, Cl. A2		3.25	11/27/2051	305,000	[b]	274,482
FREED ABS Trust, Ser. 2021-3FP, CI. B		1.01	11/20/2028	70,486	[b]	70,223
Hilton Grand Vacations Trust, Ser. 2022-2A, CI. A		4.30	1/25/2037	88,208	[b]	86,153
HPEFS Equipment Trust, Ser. 2021-2A, CI. C		0.88	9/20/2028	500,000	[b]	481,710
Marlette Funding Trust, Ser. 2022-3A, Cl. A		5.18	11/15/2032	70,012	[b]	69,468

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
Asset-Backed Certificates - 7.8% (continued)
MVW LLC, Ser. 2020-1A, Cl. A	1.74	10/20/2037	80,169	[b]	73,821
New Economy Assets Phase 1 Sponsor LLC, Ser. 2021-1, Cl. A1	1.91	10/20/2061	1,125,000	[b]	978,866
Octane Receivables Trust 2023-1, Ser. 2023-1A, Cl. B	5.96	7/20/2029	300,000	[b]	302,501
OneMain Financial Issuance Trust, Ser. 2020-2A, Cl. A	1.75	9/14/2035	350,000	[b]	315,908
Pagaya AI Debt Selection Trust, Ser. 2021-3, Cl. A	1.15	5/15/2029	105,258	[b]	103,902
Purewest Funding LLC, Ser. 2021-1, Cl. A1	4.09	12/22/2036	295,239	[b]	281,690
Textainer Marine Containers VII Ltd., Ser. 2020-2A, CI. A	2.10	9/20/2045	435,056	[b]	389,808
Textainer Marine Containers VII Ltd., Ser. 2021-1A, Cl. A	1.68	2/20/2046	289,333	[b]	250,657
Tricon American Homes Trust, Ser. 2018-SFR1, Cl. A	3.53	5/17/2037	618,936	[b]	600,444
Trinity Rail Leasing LLC, Ser. 2020-2A, Cl. A1	1.83	11/19/2050	185,681	[b]	171,870
TRP, Ser. 2021-2, Cl. A	2.15	6/19/2051	299,293	[b]	263,412
TRP LLC, Ser. 2021-1, Cl. A	2.07	6/19/2051	290,477	[b]	254,272
Upstart Securitization Trust, Ser. 2021-4, Cl. A	0.84	9/20/2031	128,867	[b]	125,859
Vantage Data Centers LLC, Ser. 2020-2A, CI. A2	1.99	9/15/2045	414,000	[b]	353,267
Verizon Master Trust, Ser. 2021-1, Cl. C	0.89	5/20/2027	500,000		473,371
Verizon Master Trust, Ser. 2022-5, CI. A1A	3.72	7/20/2027	142,000		140,106
				8,544,412
Asset-Backed Certificates/Auto Receivables - 14.4%
AmeriCredit Automobile Receivables Trust, Ser. 2019-1, Cl. C	3.36	2/18/2025	119,519		119,347
AmeriCredit Automobile Receivables Trust, Ser. 2020-1, Cl. C	1.59	10/20/2025	350,000		342,251
AmeriCredit Automobile Receivables Trust, Ser. 2022-1, CI. A2	2.05	1/20/2026	30,343		30,065
AmeriCredit Automobile Receivables Trust, Ser. 2022-2, Cl. B	4.81	4/18/2028	214,000		213,188
Avis Budget Rental Car Funding AESOP LLC, Ser. 2020-1A, Cl. A	2.33	8/20/2026	240,000	[b]	225,700
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-3A, Cl. A	5.44	2/22/2028	385,000	[b]	388,672

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
Asset-Backed Certificates/Auto Receivables - 14.4% (continued)
Bank of The West Auto Trust, Ser. 2019-1, Cl. B		2.76	1/15/2025	300,000	[b]	298,328
BMW Canada Auto Trust, Ser. 2021-1A, Cl. A3	CAD	0.76	12/20/2025	400,000	[b]	287,524
BMW Vehicle Lease Trust, Ser.2023-1, CI. A3		5.16	11/25/2025	56,000		56,113
Capital One Prime Auto Receivables Trust, Ser. 2021-1, CI. A2		0.32	2/18/2025	9,214		9,170
Capital One Prime Auto Receivables Trust, Ser. 2022-2, CI. A3		3.66	5/17/2027	302,000		296,116
CarMax Auto Owner Trust, Ser. 2019-3, Cl. C		2.60	6/16/2025	315,000		311,168
CarMax Auto Owner Trust, Ser. 2019-4, Cl. B		2.32	7/15/2025	475,000		465,538
CarMax Auto Owner Trust, Ser. 2021-3, Cl. C		1.25	5/17/2027	500,000		458,508
Carvana Auto Receivables Trust, Ser. 2020-P1, Cl. A3		0.44	6/9/2025	90,019		89,404
Carvana Auto Receivables Trust, Ser. 2020-P1, Cl. C		1.32	11/9/2026	425,000		376,330
Carvana Auto Receivables Trust, Ser. 2021-N2, Cl. C		1.07	3/10/2028	141,573		130,741
Carvana Auto Receivables Trust, Ser. 2021-P1, Cl. B		1.19	1/11/2027	230,000		204,730
Carvana Auto Receivables Trust, Ser. 2021-P4, Cl. B		1.98	2/10/2028	125,000		109,473
Carvana Auto Receivables Trust, Ser. 2022-P3, CI. C		5.54	11/10/2028	238,000		226,152
CPS Auto Receivables Trust, Ser. 2021-D, Cl. B		1.09	10/15/2027	525,000	[b]	513,321
Drive Auto Receivables Trust, Ser. 2021-2, Cl. B		0.58	12/15/2025	120,109		119,666
DT Auto Owner Trust, Ser. 2020-1A, Cl. C		2.29	11/17/2025	25,519	[b]	25,490
DT Auto Owner Trust, Ser. 2021-2A, Cl. B		0.81	1/15/2027	457,269	[b]	452,972
Enterprise Fleet Financing LLC, Ser. 2022-3, CI. A2		4.38	7/20/2029	96,000	[b]	94,605
Exeter Automobile Receivables Trust, Ser. 2021-2A, Cl. C		0.98	6/15/2026	470,292		458,950
Exeter Automobile Receivables Trust, Ser. 2021-3A, Cl. B		0.69	1/15/2026	184,158		182,346
Exeter Automobile Receivables Trust, Ser. 2022-3A, Cl. B		4.86	12/15/2026	254,000		251,304
Ford Auto Securitization Trust, Ser. 2020-AA, Cl. B	CAD	1.87	6/15/2026	450,000	[b]	314,630

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
Asset-Backed Certificates/Auto Receivables - 14.4% (continued)
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3	CAD	5.40	9/15/2028	626,000	[b]	471,188
Ford Credit Auto Owner Trust, Ser. 2018-2, Cl. A		3.47	1/15/2030	129,000	[b]	128,491
Ford Credit Auto Owner Trust, Ser. 2020-2, Cl. B		1.49	4/15/2033	375,000	[b]	343,095
Ford Credit Auto Owner Trust, Ser. 2022-C, CI. C		5.22	3/15/2030	325,000		324,500
GM Financial Automobile Leasing Trust, Ser. 2021-1, Cl. C		0.70	2/20/2025	500,000		493,527
GM Financial Automobile Leasing Trust, Ser. 2021-3, Cl. B		0.76	7/21/2025	500,000		478,211
GM Financial Consumer Automobile Receivables Trust, Ser. 2020-4, Cl. B		0.73	3/16/2026	300,000		280,870
GMF Canada Leasing Trust, Ser. 2021-1A, Cl. B	CAD	1.26	5/20/2026	850,000	[b]	618,611
Hertz Vehicle Financing LLC, Ser. 2021-1A, CI. A		1.21	12/26/2025	650,000	[b]	609,867
Hyundai Auto Receivables Trust, Ser. 2022-C, CI. A4		5.52	10/16/2028	333,000		343,390
MBarc Credit Canada, Inc., Ser. 2021-AA, Cl. A3	CAD	0.93	2/17/2026	325,000	[b]	235,547
Nissan Auto Receivables Owner Trust, Ser. 2022-A, Cl. A2		1.32	11/15/2024	85,243		84,204
OSCAR US Funding Trust IX LLC, Ser. 2018-2A, Cl. A4		3.63	9/10/2025	13,294	[b]	13,255
OSCAR US Funding XIII LLC, Ser. 2021-2A, Cl. A4		1.27	9/11/2028	600,000	[b]	552,659
PenFed Auto Receivables Owner Trust, Ser. 2022-A, CI. C		4.83	12/15/2028	1,000,000	[b]	972,788
Santander Consumer Auto Receivables Trust, Ser. 2020-BA, Cl. C		1.29	4/15/2026	210,000	[b]	203,870
Santander Drive Auto Receivables Trust, Ser. 2021-4, CI. C		1.26	2/16/2027	260,000		248,986
Santander Drive Auto Receivables Trust, Ser. 2022-5, CI. C		4.74	10/16/2028	306,000		301,072
Tesla Auto Lease Trust, Ser. 2021-A, CI. C		1.18	3/20/2025	275,000	[b]	265,785
Tesla Auto Lease Trust, Ser. 2021-A, Cl. A3		0.56	3/20/2025	294,889	[b]	290,500
Toyota Auto Receivables Owner Trust, Ser. 2020-D, Cl. A3		0.35	1/15/2025	22,013		21,705
Toyota Auto Receivables Owner Trust, Ser. 2022-D, CI. A3		5.30	9/15/2027	514,000		522,474

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
Asset-Backed Certificates/Auto Receivables - 14.4% (continued)
Volkswagen Auto Lease Trust, Ser. 2022-A, Cl. A3	3.44	7/21/2025	100,000		98,133
Westlake Automobile Receivables Trust, Ser. 2021-1A, Cl. C	0.95	3/16/2026	510,000	[b]	495,884
Westlake Automobile Receivables Trust, Ser. 2021-2A, CI. B	0.62	7/15/2026	250,000	[b]	244,597
Westlake Automobile Receivables Trust, Ser. 2021-2A, Cl. A2A	0.32	4/15/2025	58,697	[b]	58,440
World Omni Auto Receivables Trust, Ser. 2023-A, Cl. A3	4.83	5/15/2028	101,000		101,500
				15,854,951
Automobiles & Components - 1.7%
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	2.30	2/10/2025	290,000		270,414
General Motors Financial Co., Inc., Sr. Unscd. Notes	1.70	8/18/2023	300,000		296,685
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.35	2/26/2027	400,000		360,017
Mercedes-Benz Finance North America LLC, Gtd. Notes	0.75	3/1/2024	650,000	[b]	626,786
Stellantis Finance US, Inc., Gtd. Notes	1.71	1/29/2027	330,000	[b]	295,364
				1,849,266
Banks - 8.9%
Banco Santander Mexico SA, Sr. Unscd. Notes	5.38	4/17/2025	200,000	[b]	199,848
Banco Santander SA, Sr. Unscd. Notes	1.85	3/25/2026	600,000		543,670
Bank of America Corp., Jr. Sub. Notes, Ser. JJ	5.13	6/20/2024	192,000	[d]	184,827
Bank of America Corp., Jr. Sub. Notes, Ser. X	6.25	9/5/2024	196,000	[d]	192,100
Bank of America Corp., Sr. Unscd. Notes	0.98	9/25/2025	700,000		654,518
Barclays PLC, Sr. Unscd. Notes	3.93	5/7/2025	300,000		293,406
BNP Paribas SA, Sr. Unscd. Notes	2.22	6/9/2026	325,000	[b]	303,193
Canadian Imperial Bank of Commerce, Sr. Unscd. Notes	3.30	4/7/2025	650,000		628,311
Citigroup, Inc., Jr. Sub. Bonds, Ser. W	4.00	12/10/2025	600,000	[d]	524,160
Comerica, Inc., Sr. Unscd. Notes	3.70	7/31/2023	932,000		922,792
Credit Agricole SA, Sub. Notes	4.38	3/17/2025	600,000		583,553
Credit Suisse Group AG, Sr. Unscd. Notes	2.59	9/11/2025	500,000	[b]	466,275
Credit Suisse Group AG, Sr. Unscd. Notes	6.37	7/15/2026	350,000	[b]	341,138
ING Groep NV, Sr. Unscd. Notes	3.55	4/9/2024	280,000		274,481

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
Banks - 8.9% (continued)
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. FF	5.00	8/1/2024	614,000	[d]	588,820
JPMorgan Chase & Co., Sr. Unscd. Notes	4.85	7/25/2028	445,000		446,505
KeyBank NA/Cleveland OH, Sr. Unscd. Notes	4.15	8/8/2025	310,000		297,015
Morgan Stanley, Sr. Unscd. Notes	5.12	2/1/2029	270,000		271,520
Morgan Stanley, Sr. Unscd. Notes	6.14	10/16/2026	300,000		308,101
Santander Holdings USA, Inc., Sr. Unscd. Notes	6.50	3/9/2029	139,000		139,859
Synovus Bank/Columbus GA, Sr. Unscd. Notes	5.63	2/15/2028	300,000		282,376
The Goldman Sachs Group, Inc., Jr. Sub. Notes, Ser. T	3.80	5/10/2026	350,000	[d]	290,500
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	0.93	10/21/2024	660,000		644,199
The PNC Financial Services Group, Inc., Sr. Unscd. Notes	5.67	10/28/2025	379,000		379,776
				9,760,943
Chemicals - 1.1%
Celanese US Holdings LLC, Gtd. Notes	5.90	7/5/2024	300,000		300,400
Celanese US Holdings LLC, Gtd. Notes	6.17	7/15/2027	200,000		202,596
MEGlobal Canada ULC, Gtd. Notes	5.00	5/18/2025	300,000		298,500
Nutrien Ltd., Sr. Unscd. Notes	1.90	5/13/2023	100,000		99,869
SPCM SA, Sr. Unscd. Notes	3.13	3/15/2027	250,000	[b]	223,467
The Sherwin-Williams Company, Sr. Unscd. Notes	4.05	8/8/2024	48,000		47,402
				1,172,234
Collateralized Loan Obligations Debt - 6.7%
Antares Ltd. CLO, Ser. 2020-1A, Cl. A1R, 3 Month LIBOR +1.46%	6.73	10/23/2033	350,000	[b,e]	340,338
Arbor Realty Commercial Real Estate Notes Ltd. CLO, Ser. 2021-FL4, Cl. A, 1 Month LIBOR +1.35%	6.30	11/15/2036	365,000	[b,e]	357,321
Bain Capital Credit Ltd. CLO, Ser. 2020-3A, Cl. A1R, 3 Month LIBOR +1.16%	6.43	10/23/2034	360,000	[b,e]	352,259
Ballyrock Ltd. CLO, Ser. 2020-2A, Cl. A1R, 3 Month LIBOR +1.01%	6.26	10/20/2031	275,000	[b,e]	272,310
Carlyle US Ltd. CLO, Ser. 2017-1A, Cl. A1R, 3 Month LIBOR +1.00%	6.25	4/20/2031	500,000	[b,e]	494,516
Cent 21 Ltd. CLO, Ser. 2014-21A, Cl. A1R3, 3 Month LIBOR +0.97%	6.26	7/27/2030	271,258	[b,e]	268,694

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
Collateralized Loan Obligations Debt - 6.7% (continued)
Columbia Cent 30 Ltd. CLO, Ser. 2020-30A, Cl. A1, 3 Month LIBOR +1.31%	6.56	1/20/2034	330,000	[b,e]	324,341
Dryden 41 Senior Loan Fund CLO, Ser. 2015-41A, Cl. AR, 3 Month LIBOR +0.97%	6.23	4/15/2031	275,000	[b,e]	272,181
Dryden 83 Ltd. CLO, Ser. 2020-83A, Cl. B, 3 Month LIBOR +1.60%	6.86	1/18/2032	600,000	[b,e]	588,390
Madison Park Funding XXVII Ltd. CLO, Ser. 2018-27A, Cl. A1A, 3 Month LIBOR +1.03%	6.28	4/20/2030	300,000	[b,e]	298,348
Madison Park Funding XXX Ltd. CLO, Ser. 2018-30A, Cl. A, 3 Month LIBOR +0.75%	6.01	4/15/2029	356,229	[b,e]	351,793
Magnetite XIX Ltd. CLO, Ser. 2017-19A, Cl. AR, 3 Month LIBOR +1.05%	6.31	4/17/2034	325,000	[b,e]	318,293
Magnetite XVII Ltd. CLO, Ser. 2016-17A, Cl. AR, 3 Month LIBOR +1.10%	6.35	7/20/2031	325,000	[b,e]	322,212
MF1 Ltd. CLO, Ser. 2021-FL7, CI. AS, 1 Month LIBOR +1.45%	6.41	10/16/2036	500,000	[b,e]	485,429
MF1 Ltd. CLO, Ser. 2022-FL8, CI. AS, 1 Month SOFR +1.75%	6.53	2/19/2037	375,000	[b,e]	356,136
Neuberger Berman Loan Advisers 40 Ltd. CLO, Ser. 2021-40A, Cl. B, 3 Month LIBOR +1.40%	6.66	4/16/2033	400,000	[b,e]	392,022
RIN IV Ltd. CLO, Ser. 2021-1A, CI. A, 3 Month LIBOR +1.30%	6.55	4/20/2033	250,000	[b,e]	243,740
Symphony XV Ltd. CLO, Ser. 2014-15A, Cl. BR3, 3 Month LIBOR +1.55%	6.81	1/17/2032	550,000	[b,e]	532,387
Symphony XXIV Ltd. CLO, Ser. 2020-24A, Cl. A, 3 Month LIBOR +1.20%	6.47	1/23/2032	300,000	[b,e]	296,667
Thompson Park CLO, Ser. 2021-1A, CI. A1, 3 Month LIBOR +1.00%	6.26	4/15/2034	350,000	[b,e]	341,725
Voya Ltd. CLO, Ser. 2019-1A, Cl. AR, 3 Month LIBOR +1.06%	6.32	4/15/2031	150,000	[b,e]	148,341
				7,357,443
Commercial & Professional Services - .3%
Adani Ports & Special Economic Zone Ltd., Sr. Unscd. Notes	3.38	7/24/2024	400,000	[b]	384,549
Commercial Mortgage Pass-Through Certificates - 7.8%
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A	3.68	12/17/2036	274,199	[b]	267,013
BSREP Commercial Mortgage Trust, Ser. 2021-DC, Cl. C, 1 Month LIBOR +1.55%	6.50	8/15/2038	500,000	[b,e]	435,879

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
Commercial Mortgage Pass-Through Certificates - 7.8% (continued)
BXHPP Trust, Ser. 2021-FILM, Cl. B, 1 Month LIBOR +0.90%	5.85	8/15/2036	450,000	[b,e]	412,317
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%	6.02	12/15/2037	500,000	[b,e]	493,785
CGDB Commercial Mortgage Trust, Ser. 2019-MOB, Cl. B, 1 Month LIBOR +1.25%	6.20	11/15/2036	675,000	[b,e]	658,689
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. C, 1 Month LIBOR +1.75%	6.70	6/15/2034	694,754	[b,e]	664,164
Citigroup Commercial Mortgage Trust, Ser. 2014-GC25, Cl. B	4.35	10/10/2047	270,000		246,635
CSAIL Commercial Mortgage Trust, Ser. 2015-C1, Cl. A3	3.24	4/15/2050	465,181		446,973
GS Mortgage Securities Corp. Trust, Ser. 2019-70P, Cl. B, 1 Month LIBOR +1.32%	6.27	10/15/2036	560,000	[b,e]	523,005
HPLY Trust, Ser. 2019-HIT, Cl. A, 1 Month LIBOR +1.00%	5.95	11/15/2036	379,013	[b,e]	372,625
Imperial Fund Mortgage Trust, Ser. 2023-NQM1, Cl. A3	7.16	2/25/2068	487,023	[b]	483,559
JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C30, Cl. A4	3.55	7/15/2048	330,069		316,747
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C17, Cl. A4	3.44	8/15/2047	345,007		336,499
Natixis Commercial Mortgage Securities Trust, Ser. 2020-2PAC, Cl. A	2.97	12/15/2038	172,355	[b]	161,469
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, CI. A1	2.28	4/25/2061	526,306	[b]	457,918
OBX 2023-NQM2 Trust, Ser. 2023-NQM2, Cl. A1	6.32	1/25/2062	416,445	[b]	421,495
Towd Point Mortgage Trust, Ser. 2023-1, CI. A1	3.75	1/25/2063	107,001	[b]	100,897
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	494,430	[b]	483,936
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A	2.75	3/17/2038	322,702	[b]	303,236
Verus Securitization Trust, Ser. 2019-INV2, CI. A1	2.91	7/25/2059	154,870	[b]	150,186
Wells Fargo Commercial Mortgage Trust, Ser. 2015-C27, Cl. A4	3.19	2/15/2048	384,239		368,490
Wells Fargo Commercial Mortgage Trust, Ser. 2020-C56, CI. A2	2.50	6/15/2053	300,000		284,697

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
Commercial Mortgage Pass-Through Certificates - 7.8% (continued)
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, 1 Month LIBOR +1.15%	6.10	2/15/2040	181,804	[b,e]	170,743
				8,560,957
Consumer Discretionary - 1.6%
Caesars Entertainment, Inc., Sr. Scd. Notes	6.25	7/1/2025	500,000	[b]	501,060
Caesars Entertainment, Inc., Sr. Scd. Notes	7.00	2/15/2030	9,000	[b]	9,088
Caesars Entertainment, Inc., Sr. Unscd. Notes	8.13	7/1/2027	270,000	[b,c]	275,730
Lennar Corp., Gtd. Notes	4.50	4/30/2024	600,000		594,609
Marriott International, Inc., Sr. Unscd. Notes, Ser. EE	5.75	5/1/2025	58,000		58,769
Scientific Games International, Inc., Gtd. Notes	7.00	5/15/2028	275,000	[b]	274,680
				1,713,936
Consumer Staples - .1%
Newell Brands, Inc., Sr. Unscd. Notes	6.38	9/15/2027	79,000	[c]	78,012
Diversified Financials - 3.0%
Aercap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	1.75	1/30/2026	700,000		628,507
Aercap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	2.45	10/29/2026	500,000		448,656
Air Lease Corp., Sr. Unscd. Notes	3.38	7/1/2025	625,000		599,279
Ally Financial, Inc., Sr. Unscd. Notes	4.75	6/9/2027	330,000	[c]	312,711
Capital One Financial Corp., Sub. Notes	4.20	10/29/2025	650,000		620,949
Discover Financial Services, Sr. Unscd. Notes	3.75	3/4/2025	450,000		431,427
Mamoura Diversified Global Holding Ltd., Gtd. Notes	2.50	11/7/2024	320,000		309,461
				3,350,990
Energy - 5.8%
Aker BP ASA, Sr. Unscd. Notes	3.00	1/15/2025	325,000	[b]	313,634
BP Capital Markets PLC, Gtd. Notes	4.38	6/22/2025	345,000	[d]	331,825
Cheniere Corpus Christi Holdings LLC, Sr. Scd. Notes	5.88	3/31/2025	585,000		589,742
CITGO Petroleum Corp., Sr. Scd. Notes	7.00	6/15/2025	250,000	[b]	249,125
CVR Energy, Inc., Gtd. Bonds	5.25	2/15/2025	280,000	[b]	271,067
Enbridge, Inc., Gtd. Notes	1.60	10/4/2026	500,000		453,237
Enbridge, Inc., Gtd. Notes	2.50	1/15/2025	300,000		288,371
Energean Israel Finance Ltd., Sr. Scd. Notes	4.50	3/30/2024	275,000	[b]	269,225

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
Energy - 5.8% (continued)
Energy Transfer LP, Sr. Unscd. Notes		2.90	5/15/2025	500,000		477,475
Energy Transfer LP, Sr. Unscd. Notes		5.55	2/15/2028	266,000		271,486
Enterprise Products Operating LLC, Gtd. Notes		5.05	1/10/2026	136,000		138,297
EQT Corp., Sr. Unscd. Notes		3.13	5/15/2026	500,000	[b]	464,852
EQT Corp., Sr. Unscd. Notes		5.68	10/1/2025	67,000		66,903
Marathon Petroleum Corp., Sr. Unscd. Notes		3.63	9/15/2024	300,000		294,114
Parkland Corp., Gtd. Notes		5.88	7/15/2027	875,000	[b]	853,206
Petroleos Mexicanos, Gtd. Notes		4.25	1/15/2025	1,000,000		953,764
Pioneer Natural Resources Co., Sr. Unscd. Notes		1.13	1/15/2026	150,000		136,908
					6,423,231
Food Products - .2%
MARB BondCo PLC, Gtd. Bonds		3.95	1/29/2031	260,000	[b]	191,219
Foreign Governmental - .5%
Hungary, Sr. Unscd. Notes		6.13	5/22/2028	200,000	[b]	207,651
Romania, Sr. Unscd. Notes		6.63	2/17/2028	300,000	[b]	312,523
					520,174
Health Care - 1.9%
AbbVie, Inc., Sr. Unscd. Notes		3.80	3/15/2025	450,000		442,552
Elevance Health, Inc., Sr. Unscd. Notes		5.35	10/15/2025	155,000		157,176
HCA, Inc., Gtd. Notes		5.38	2/1/2025	300,000		300,261
Royalty Pharma PLC, Gtd. Notes		1.20	9/2/2025	325,000		296,459
Shire Acquisitions Investments Ireland DAC, Gtd. Notes		3.20	9/23/2026	300,000		286,076
Tenet Healthcare Corp., Sr. Scd. Notes		4.88	1/1/2026	300,000		295,884
Teva Pharmaceutical Finance Netherlands III BV, Gtd. Notes		3.15	10/1/2026	331,000		299,423
					2,077,831
Industrial - .8%
General Electric Co., Jr. Sub. Debs., Ser. D, 3 Month LIBOR +3.33%		8.20	6/15/2023	347,000	[d,e]	347,694
Promontoria Holding BV, Sr. Scd. Notes		7.88	3/1/2027	200,000	[b]	202,417
TK Elevator US Newco, Inc., Sr. Scd. Notes		5.25	7/15/2027	400,000	[b]	374,403
					924,514
Insurance - 2.0%
Allianz SE, Jr. Sub. Bonds		3.20	10/30/2027	400,000	[b,d]	291,697
Berkshire Hathaway, Inc., Sr. Unscd. Notes	EUR	0.15	3/12/2025	875,000		904,957

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
Insurance - 2.0% (continued)
Jackson Financial, Inc., Sr. Unscd. Notes		1.13	11/22/2023	410,000		400,200
Prudential Financial, Inc., Jr. Sub. Notes		5.63	6/15/2043	600,000		599,838
					2,196,692
Materials - 2.1%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Sr. Scd. Notes		6.00	6/15/2027	500,000	[b]	497,997
Ball Corp., Gtd. Notes		5.25	7/1/2025	575,000		575,343
Berry Global, Inc., Sr. Scd. Notes		1.57	1/15/2026	175,000		159,107
Crown Americas LLC/Crown Americas Capital Corp. VI, Gtd. Notes		4.75	2/1/2026	190,000		186,480
Sealed Air Corp., Sr. Scd. Notes		1.57	10/15/2026	1,075,000	[b]	948,377
					2,367,304
Metals & Mining - .3%
Anglo American Capital PLC, Gtd. Notes		3.63	9/11/2024	300,000	[b]	293,032
Municipal Securities - .1%
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. C		1.33	11/1/2025	75,000		69,531
Real Estate - 3.8%
Boston Properties LP, Sr. Unscd. Notes		3.80	2/1/2024	153,000		149,697
Brixmor Operating Partnership LP, Sr. Unscd. Notes		2.25	4/1/2028	355,000		302,986
Equinix, Inc., Sr. Unscd. Notes		1.00	9/15/2025	430,000		390,574
ERP Operating LP, Sr. Unscd. Notes		3.38	6/1/2025	650,000		629,394
Extra Space Storage LP, Gtd. Notes		5.70	4/1/2028	80,000		81,918
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes		5.38	4/15/2026	710,000		703,752
Kimco Realty OP LLC, Gtd. Notes		3.85	6/1/2025	235,000		225,005
Realty Income Corp., Sr. Unscd. Notes		5.05	1/13/2026	112,000		112,045
SBA Tower Trust, Asset Backed Notes		1.84	4/15/2027	500,000	[b]	437,620
SBA Tower Trust, Asset Backed Notes		1.88	1/15/2026	275,000	[b]	249,853
SBA Tower Trust, Asset Backed Notes		2.84	1/15/2025	650,000	[b]	620,788
WPC Eurobond BV, Gtd. Notes	EUR	1.35	4/15/2028	300,000		277,294
					4,180,926
Retailing - 1.0%
7-Eleven, Inc., Sr. Unscd. Notes		0.80	2/10/2024	500,000	[b]	482,146

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
Retailing - 1.0% (continued)
Autozone, Inc., Sr. Unscd. Notes		3.63	4/15/2025	300,000		292,924
CK Hutchison Europe Finance 18 Ltd., Gtd. Bonds	EUR	1.25	4/13/2025	300,000		314,559
					1,089,629
Semiconductors & Semiconductor Equipment - .3%
Intel Corp., Sr. Unscd. Notes		4.88	2/10/2028	104,000		105,876
TSMC Arizona Corp., Gtd. Notes		1.75	10/25/2026	240,000		218,838
					324,714
Supranational Bank - .6%
The African Export-Import Bank, Sr. Unscd. Notes		4.13	6/20/2024	300,000		292,401
The African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	350,000		348,514
					640,915
Technology Hardware & Equipment - .3%
Hewlett Packard Enterprise Co., Sr. Unscd. Notes		1.45	4/1/2024	300,000	[c]	289,407
Telecommunication Services - .7%
Millicom International Cellular SA, Sr. Unscd. Notes		5.13	1/15/2028	180,000	[b]	158,667
T-Mobile USA, Inc., Gtd. Notes		2.25	2/15/2026	300,000		279,459
T-Mobile USA, Inc., Gtd. Notes		3.50	4/15/2025	300,000		291,990
T-Mobile USA, Inc., Gtd. Notes		4.95	3/15/2028	58,000		58,644
					788,760
Transportation - .3%
Canadian Pacific Railway Co., Gtd. Notes		1.35	12/2/2024	385,000	[c]	363,901
U.S. Government Agencies Collateralized Mortgage Obligations - 1.6%
Federal Home Loan Mortgage Corp., REMIC, Ser. 3541, Cl. KB		4.00	6/15/2024	32,084	[f]	31,776
Federal Home Loan Mortgage Corp., REMIC, Ser. 4091 Cl. KC		3.00	8/15/2040	62,486	[f]	60,493
Federal Home Loan Mortgage Corp., REMIC, Ser. 4838, Cl. VA		4.00	3/15/2036	361,413	[f]	353,315
Federal Home Loan Mortgage Corp., REMIC, Ser. 5050, Cl. XA		1.00	7/15/2039	465,534	[f]	419,597
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2020-3, Cl. TTU		2.50	5/25/2060	102,868	[f]	94,693
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2018-2, Cl. A1		3.50	11/25/2028	58,717	[f]	56,281

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
U.S. Government Agencies Collateralized Mortgage Obligations - 1.6% (continued)
Federal National Mortgage Association, REMIC, Ser. 2013-16, Cl. GP	3.00	3/25/2033	56,037	[f]	54,256
Government National Mortgage Association, Ser. 2011-H23, Cl. HA	3.00	12/20/2061	5,286		5,052
Government National Mortgage Association, Ser. 2022-173, Cl. PQ	5.00	6/20/2051	704,912		713,063
				1,788,526
U.S. Government Agencies Collateralized Municipal-Backed Securities - .0%
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, 1 Month SOFR +2.00%	6.56	1/25/2051	48,232	[b,e,f]	45,671
U.S. Government Agencies Mortgage-Backed - .1%
Federal Home Loan Mortgage Corp.:
2.50%, 7/1/2029			91,612	[f]	87,956
Government National Mortgage Association II:
7.00%, 12/20/2030-4/20/2031			1,885		1,990
7.50%, 11/20/2029-12/20/2030			1,672		1,746
				91,692
U.S. Treasury Securities - 16.5%
U.S. Treasury Bonds	6.25	8/15/2023	1,165,000		1,169,204
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL +0.03%	5.16	7/31/2023	3,770,000	[e]	3,768,364
U.S. Treasury Notes	0.63	12/31/2027	499,000		437,073
U.S. Treasury Notes	0.75	12/31/2023	550,000		535,000
U.S. Treasury Notes	1.13	2/28/2027	3,550,000		3,240,346
U.S. Treasury Notes	2.88	5/31/2025	3,650,000		3,567,305
U.S. Treasury Notes	3.13	8/31/2027	1,530,000		1,503,434
U.S. Treasury Notes	3.88	11/30/2027	1,950,000		1,978,564
U.S. Treasury Notes	4.13	10/31/2027	1,430,000		1,463,488
U.S. Treasury Notes	4.25	10/15/2025	550,000		554,651
				18,217,429
Utilities - 4.9%
American Electric Power Co., Inc., Jr. Sub. Notes	2.03	3/15/2024	170,000		164,703
Constellation Energy Generation LLC, Sr. Unscd. Notes	5.60	3/1/2028	375,000		387,926
Dominion Energy, Inc., Sr. Unscd. Notes	3.90	10/1/2025	575,000		563,999
DTE Energy Co., Sr. Unscd. Notes	4.22	11/1/2024	207,000		204,051
Duke Energy Corp., Sr. Unscd. Notes	2.65	9/1/2026	300,000		281,834
Enel Finance America LLC, Gtd. Notes	7.10	10/14/2027	200,000	[b]	214,776

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
Utilities - 4.9% (continued)
Entergy Corp., Sr. Unscd. Notes	0.90	9/15/2025	500,000		455,796
Evergy Missouri West, Inc., First Mortgage Bonds	5.15	12/15/2027	855,000	[b]	867,978
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.26	9/1/2024	82,000		81,246
NextEra Energy Capital Holdings, Inc., Gtd. Notes	6.05	3/1/2025	62,000		63,062
NiSource, Inc., Sr. Unscd. Notes	5.25	3/30/2028	30,000		30,659
NRG Energy, Inc., Sr. Scd. Notes	2.00	12/2/2025	600,000	[b]	541,888
Pacific Gas & Electric Co., First Mortgage Bonds	3.25	2/16/2024	600,000		587,496
The AES Corp., Sr. Unscd. Notes	1.38	1/15/2026	300,000		272,113
The AES Corp., Sr. Unscd. Notes	3.30	7/15/2025	300,000	[b]	285,319
Xcel Energy, Inc., Sr. Unscd. Notes	1.75	3/15/2027	500,000		450,970
				5,453,816
Total Bonds and Notes (cost $112,923,053)			108,066,510
Description	1-Day Yield (%)		Shares		Value ($)
Investment Companies - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,147,277)	4.96		1,147,277	[g]	1,147,277

Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,029,563)	4.96		1,029,563	[g]	1,029,563
Total Investments (cost $115,099,893)			100.2%	110,243,350
Liabilities, Less Cash and Receivables			(0.2%)	(216,746)
Net Assets			100.0%	110,026,604

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

SOFR—Secured Overnight Financing Rate

U.S. T-BILL—U.S. Treasury Bill Money Market Yield

CAD—Canadian Dollar

EUR—Euro

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2023, these securities were valued at $43,774,084 or 39.78% of net assets.

c Security, or portion thereof, on loan. At April 30, 2023, the value of the fund’s securities on loan was $994,859 and the value of the collateral was $1,029,563. In addition, the value of collateral may include pending sales that are also on loan.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 2 Year Notes	78	6/30/2023	15,911,131	16,080,797	169,666
U.S. Treasury 5 Year Notes	107	6/30/2023	11,650,860	11,742,414	91,554
Futures Short
Canadian 10 Year Bond	3	6/21/2023	268,850[a]	279,175	(10,325)
Euro-Bobl	6	6/8/2023	761,892[a]	779,947	(18,055)
U.S. Treasury 10 Year Notes	4	6/21/2023	446,244	460,813	(14,569)
Gross Unrealized Appreciation				261,220
Gross Unrealized Depreciation				(42,949)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	1,552,479	Euro	1,428,000	5/10/2023	(22,225)
Goldman Sachs & Co. LLC
United States Dollar	2,273,727	Canadian Dollar	3,086,000	5/10/2023	(4,525)
HSBC Securities (USA) Inc.
Canadian Dollar	269,000	United States Dollar	197,386	5/10/2023	1,204
Gross Unrealized Appreciation					1,204
Gross Unrealized Depreciation					(26,750)

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Centrally Cleared Credit Default Swaps
Reference Obligation	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized (Depreciation) ($)
Purchased Contracts:[1]
Markit iTraxx Europe Index Series 39, Paid Fixed Rate of 1.00% 3 Month	6/20/2028	1,046,805	(9,582)	(2,145)	(7,437)
Markit CDX North America Investment Grade Index Series 40, Paid Fixed Rate of 1.00% 3 Month	6/20/2028	5,000,000	(61,768)	(39,639)	(22,129)
Gross Unrealized Depreciation				(29,566)

1 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF INVESTMENTS
BNY Mellon Short Term Income Fund

April 30, 2023 (Unaudited)

The following is a summary of the inputs used as of April 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	24,399,363	-	24,399,363
Collateralized Loan Obligations	-	7,357,443	-	7,357,443
Commercial Mortgage-Backed	-	8,560,957	-	8,560,957
Corporate Bonds	-	47,015,724	-	47,015,724
Foreign Governmental	-	520,174	-	520,174
Investment Companies	2,176,840	-	-	2,176,840
Municipal Securities	-	69,531	-	69,531
U.S. Government Agencies Collateralized Mortgage Obligations	-	1,788,526	-	1,788,526
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	45,671	-	45,671
U.S. Government Agencies Mortgage-Backed	-	91,692	-	91,692
U.S. Treasury Securities	-	18,217,429	-	18,217,429
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	1,204	-	1,204
Futures††	261,220	-	-	261,220
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(26,750)	-	(26,750)
Futures††	(42,949)	-	-	(42,949)
Swap Agreements††	-	(29,566)	-	(29,566)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company's Board of Directors (the "Board") has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures and forward foreign currency exchange contracts (“forward contracts”)are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at April 30, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.

The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation  or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

At April 30, 2023, accumulated net unrealized depreciation on investments was $4,693,384, consisting of $755,487 gross unrealized appreciation and $5,448,871 gross unrealized depreciation.

At April 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.